Convertible Debentures	12 Months Ended
Dec. 31, 2023
Convertible Debentures
Convertible Debentures

10. Convertible Debentures

On May 31, 2023 the Company issued a two-year term convertible debenture for US$1,200,000 (CDN$1,631,954) to Ataraxia Capital and an additional US$200,000 (CDN$265,560) on July 10, 2023. The terms of the convertible debenture include an annual interest rate of 10%, paid quarterly in arrears, a fixed conversion price of US$0.143 per common share. The debenture may also be converted into voting preferred shares with an annual dividend rate of 10% paid per quarter. The preferred shares are not transferable, but may be converted on a one-to-one basis into common shares. The convertible debenture is payable on demand and is secured by a general security agreement, subordinate to the long term debt.

On November 2, 2023, the Company received conditional approval from the TSX to offer a multi-tranche convertible debenture (the "November Debentures") The November Debentures bear interest at 10.0% per annum, paid quarterly in arrears, and are due and payable two years after issuance of the November Debentures. The November Debentures are convertible into common shares in the capital of NXT (at a fixed conversion price of US$0.1808 (CDN$0.25).

On November 8, 2023 the Company issued the first tranche of the November Debentures for US$1,000,000 (approximately CDN$1,378,340) to MCAPM, LP and Michael P. Mork (“Mork Capital”). As of December 31, 2023, Mork Capital had the right to obtain 5,530,973 common shares upon the conversion of the November Debentures at the fixed conversion price of US$0.1808 subject to shareholder approval at the next annual general meeting of shareholders (“AGM”). With the acquisition of the November Debentures, Mork Capital has the right to own, including the conversion of the first tranche of the November Debentures, 20,452,206 common shares, representing approximately 24.2% of the issued and outstanding common shares at December 31, 2023 (after giving effect to the conversion of the full amount of November Debentures as of December 31, 2023). The Company has agreed to appoint a representative from Mork Capital to its board of directors in the near future.

On December 22, 2023 the Company issued the second tranche of the November Debentures for US$150,000 (approximately CDN$199,260) which gives the subscriber the right to obtain an additional 829,646 common shares upon the conversion of the November Debentures.

Repayment of principal and interest (US$):	US$	CDN$1.
2024	$255,000	$337,355
2025	2,740,000	3,624,910
Total principal and interest payments	2,995,000	3,962,265
Less interest	(445,000)	(588,717)
Less Debt issuance costs	(13,273)	(17,559)
Net principal remaining	2,536,727	3,355,989
Current portion of convertible debentures	1,400,000	1,842,566
Non-current portion of convertible debentures	1,136,727	1,513,423

1.	Converted at 1.32296

Subsequent Event

On January 12, 2024, the Company closed the final tranche of the November Debentures for an additional US$722,000 (approximately CDN$966,036). Including the final tranche, the Company issued a total of US$1,872,000 (approximately CAD$2,543,636) of the November Debentures, which will allow the subscribers to obtain an aggregate of up to 10,353,982 common shares. Insiders which included Mork Capital and all of the directors of NXT, were issued November Debentures valued, in the aggregate principal amount, at US$1,522,000 (approximately CDN$2,076,776).

Mork Capital purchased an additional US$375,000 (approximately CDN$501,750) of November Debentures in the final tranche. Subject to shareholder approval at the next AGM, Mork Capital will have the right to own, after conversion of all of their November Debentures at a fixed price of US$0.1808, 22,526,321 common shares, representing approximately 28.8% of the issued and outstanding common shares, as of the date of these financial statements.